UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) August 23, 2005
                                                         ----------------

                    Puradyn Filter Technologies Incorporated
                    -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-29192                             14-1708544
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     (Commission File Number)        (IRS Employer Identification No.)

               2017 High Ridge Road, Boynton Beach, Florida 33426
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              (Address of Principal Executive Offices) (Zip Code)

                                 (561) 547-9499
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              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         Regulation FD Disclosure

     On August 23, 2005, two members of the Board of Directors of Puradyn Filter Technologies, Inc., Ottavio Serena and Peter Stephaich, submitted their resignations.

     On August 24, 2005, the Board of Directors appointed two new members, Dr. Chuck Walton and Lt. General (Retired) John S. Spencer. Any committee designations will be ascertained at a later date.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

          99.1 Press release of the Company dated August 25, 2005 announcing the resignation of two members of the Board of Directors and the appointment of two

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PURADYN FILTER TECHNOLOGIES INCORPORATED



                                    By: /s/ Richard C. Ford
                                       -----------------------------------------
                                       Richard C. Ford, Chief Executive Officer


DATED:  August 25, 2005